UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2009
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-50651 (Commission File Number)	33-0734433 (I.R.S. Employer Identification No.)
3721 Valley Centre Drive, Suite 400, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On December 4, 2009, Santarus, Inc. (“Santarus”) issued a press release announcing that that the U.S. Food and Drug Administration (“FDA”) approved Santarus’ New Drug Application (“NDA”) for immediate-release omeprazole/sodium bicarbonate/magnesium hydroxide tablets in 40 mg and 20 mg dosage strengths of omeprazole. Santarus submitted the NDA for this tablet product in January 2009.
     The NDA for the new prescription tablet product was approved for all indications Santarus was seeking, including for the treatment of heartburn and other symptoms associated with gastroesophageal reflux disease, or GERD; however, the FDA has not yet approved a trade name for the new product. Santarus has submitted an NDA supplement requesting approval of a proposed trade name that includes the “ZEGERID®” brand name and anticipates that the FDA will complete its review of this NDA supplement within 180 days.
Forward-Looking Statements
     Santarus cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any of its plans or objectives will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: the timing for and outcome of the FDA’s review of the NDA supplement requesting approval of a proposed trade name for the new immediate-release omeprazole tablet product; timing for commercial availability of the new tablet product; whether Santarus is able to generate market demand and acceptance for the new tablet product; the scope and validity of patent protection for the new tablet product and Santarus’ other ZEGERID products, including the outcome and duration of the pending patent infringement lawsuit against Par Pharmaceutical, Inc., and Santarus’ ability to commercialize the new tablet product and its other ZEGERID products without infringing the patent rights of others; other difficulties or delays in development, testing, manufacturing and marketing of, and obtaining and maintaining regulatory approvals for, Santarus’ products; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.
     You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release, dated December 4, 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.
Date: December 4, 2009	By:	/s/ Debra P. Crawford
		Name:	Debra P. Crawford
		Title:	SVP, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 4, 2009